                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 1, 1998
                                                 -------------------------------

                        Wells Real Estate Fund X, L.P.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                    Georgia
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


           0-23719                                      58-2250093
-----------------------------            ---------------------------------------
(Commission File Number)                    (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------


         (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

     Wells Real Estate Fund X, L.P. (the "Registrant") hereby amends its Current Report on Form 8-K, dated April 15, 1998 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the Iomega Building located in Ogden, Weber County, Utah, as described in such Current Report.

Item 7.  Financial Statements and Exhibits.

        (a) Audited Financial Statements.  The following audited financial
            ----------------------------
statements of the Registrant relating to the real property acquired are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

                                                                           Page
                                                                           ----

        Report of Independent Public Accountants                            F-1

        Statement of Revenues Over Certain Operating
        Expenses for the Year Ended December 31, 1997                       F-2

        Notes to Statement of Revenues Over Certain
        Operating Expenses for the Year Ended December 31, 1997             F-3


        (b) Pro Forma Financial Information.  The following unaudited pro forma
            -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

                                                                           Page
                                                                           ----

        Summary of Unaudited Pro Forma Combined Financial Statements        F-4

        Pro Forma Combined Balance Sheet as of December 31, 1997
        (Unaudited)                                                         F-5

        Pro Forma Combined Statement of Income for the Year Ended
        December 31, 1997 (Unaudited)                                       F-6

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WELLS REAL ESTATE FUND X, L.P.
                                  Registrant


                                  By: /s/ Leo F. Wells, III
                                      ------------------------------------------
                                      Leo F. Wells, III, as General Partner and
                                      as President and sole Director of Wells
                                      Capital, Inc., the General Partner of
                                      Wells Partners, L.P., General Partner

Date:  May 12, 1998

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Fund X, L.P.:

We have audited the accompanying statement of revenues over certain operating expenses for the IOMEGA BUILDING for the year ended December 31, 1997. this financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Iomega Building after acquisition by Wells Real Estate Fund X, L.P. The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Iomega Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Iomega Building for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP                         /s/ Arthur Andersen LLP



Atlanta, Georgia
April 27, 1998

                                IOMEGA BUILDING


                      STATEMENT OF REVENUES OVER CERTAIN

                              OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1997



REVENUES:
 Rental                                                             $552,828
 Common area maintenance                                              71,826
                                                                   ----------
                                                                     624,654

OPERATING EXPENSES                                                    70,400
                                                                   ----------
REVENUES OVER CERTAIN OPERATING EXPENSES                            $554,254
                                                                   ==========




         The accompanying notes are an integral part of this statement.

                                IOMEGA BUILDING



                        NOTES TO STATEMENT OF REVENUES


                        OVER CERTAIN OPERATING EXPENSES


                     FOR THE YEAR ENDED DECEMBER 31, 1997



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Description of Real Estate Property Acquired

   On April 1, 1998, Wells Real Estate Fund X, L.P. acquired the Iomega Building, a 100,000-square-foot single-story warehouse and office building located in Ogden, Utah, for a cash purchase price of $5,025,000 plus acquisition expenses of $25,425. The building is 100% occupied by one tenant with a ten year lease term that expires on July 31, 2006. The monthly base rent payable under the lease is $40,000 through November 12, 1999. Beginning on the 40/th/ and 80/th/ months of the lease term, the monthly base rent payable under the lease will be increased to reflect an amount equal to 100% of the increase in the Consumer Price Index (as defined in the lease) during the preceding 40 months; provided however, that in no event shall the base rent be increased with respect to any one year by more than 6% or by less than 3% per annum, compounded annually, on a cumulative basis from the beginning of the lease term. The lease is a triple net lease, whereby the terms require the tenant to reimburse Wells Real Estate Fund X, L.P. for certain operating expenses, as defined in the lease, related to the building.

   Rental Revenues

   Rental income from the lease is recognized on a straight-line basis over the life of the lease.

2. BASIS OF ACCOUNTING

   The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as depreciation and management fees, not comparable to the operations of the Iomega Building after acquisition by Wells Real Estate Fund X, L.P.

                        WELLS REAL ESTATE FUND X, L.P.

              (UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS)

The following unaudited pro forma combined balance sheet as of December 31, 1997 and the pro forma combined statement of income for the year ended December 31, 1997 have been prepared as if the acquisition of the Iomega Building had occurred on December 31, 1997 with respect to the balance sheet and on January 1, 1997 with respect to the statement of income.

These unaudited pro forma combined financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

The pro forma combined financial statements are based on available information and certain assumptions that management believes are reasonable. Final adjustments may differ from the pro forma adjustments herein.

                        WELLS REAL ESTATE FUND X, L.P.


                       PRO FORMA COMBINED BALANCE SHEET

                               DECEMBER 31, 1997

                                  (UNAUDITED)


                                                               WELLS                                   Combined
                                                            Real Estate            Pro Forma            Balance
                                                            Fund X, L.P.          Adjustments            Sheet
                                                           --------------        -------------        ----------
ASSETS:
 Real estate assets, at cost:
   Land                                                      $         0         $  403,442           $   403,442
   Building                                                            0          4,888,898             4,888,898
 Investment in joint ventures                                  3,662,803                  0             3,662,803
 Cash and cash equivalents                                    18,404,232         (5,050,425)(a)        13,353,807
 Deferred project costs                                          912,317           (241,915)              670,402
 Organizational costs                                             25,000                  0                25,000
 Prepaid expenses and other assets                               712,392                  0               712,392
                                                            --------------      -------------        ------------
       Total assets                                          $23,716,744         $        0           $23,716,744
                                                            ==============      =============        =============

LIABILITIES:
 Due to affiliate                                            $   105,008         $        0           $   105,008
 Partnership distributions payable                               294,309                  0               294,309
 Sales commissions payable                                       242,387                  0               242,387
                                                            --------------      -------------        ------------
       Total liabilities                                         641,704                  0               641,704
                                                            --------------      -------------        ------------
PARTNERS' CAPITAL:
 General partners                                                    338                  0                   338
 Limited partners:
   Class A                                                    18,019,767                  0            18,019,767
   Class B                                                     5,054,935                  0             5,054,935
                                                            --------------      -------------        ------------
       Total partner's capital                                23,075,040                  0            23,075,040
                                                            --------------      -------------        ------------
       Total liabilities and partners' capital               $23,716,744         $        0           $23,716,744
                                                            ==============      =============        ============

(a) Reflects the purchase price and acquisition expenses related to the Iomega Building.

                        WELLS REAL ESTATE FUND X, L.P.


                    PRO FORMA COMBINED STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                  (UNAUDITED)


                                                                                                       Pro Forma
                                                                    Wells                               Combined
                                                                 Real Estate         Pro Forma           Income
                                                                Fund X, L.P.        Adjustments        Statement
                                                               ---------------     --------------    -------------
REVENUES:
 Rental                                                             $      0          $ 552,828        $ 552,828
 Common area maintenance                                                   0             71,826           71,826
 Equity in loss of joint ventures                                    (10,035)                 0          (10,035)
 Interest income                                                     382,542                  0          382,542
                                                               ---------------     --------------    -------------
                                                                     372,507            624,654          997,161
                                                               ---------------     --------------    -------------
EXPENSES:
 Depreciation                                                              0            195,556          195,556
 Operating costs                                                           0             70,400           70,400
 Management and leasing fees                                               0             22,073           22,073
 Partnership administration                                           71,554                  0           71,554
 Legal and accounting                                                  9,135                  0            9,135
 Amortization of organization expenses                                 6,250                  0            6,250
 Computer costs                                                        7,543                  0            7,543
                                                               ---------------     --------------    -------------
                                                                      94,482            288,029          382,511
                                                               ---------------     --------------    -------------
       Net income                                                   $278,025          $ 336,625        $ 614,650
                                                               ===============     ==============    =============

NET LOSS ALLOCATED TO GENERAL PARTNERS                              $   (162)         $    (338)       $    (500)

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS                     302,682            532,181          834,863

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS                       (24,675)          (195,218)        (219,893)

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT        $   0.28          $    0.49        $    0.77

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT             (0.09)             (0.71)           (0.80)

CASH DISTRIBUTION PER WEIGHTED AVERAGE CLASS A LIMITED
 PARTNER UNIT                                                           0.27               0.42             0.69